United States
Securities and Exchange Commission
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934
     Date of Report (date of earliest event reported)   October 5, 2007 (October 1, 2007)
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51993	94-3360099

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code    (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
On October 1, 2007, two of our principal shareholders, Midsummer Investment Ltd and Islandia LP, each converted Convertible Debentures issued by the Company in exchange for 50,632,913 shares of the Company’s common stock, respectively. In addition, Midsummer Investment Ltd exercised warrants to purchase 1,887,506 shares of the Company’s common stock. The warrant exercise price was $.01 per share. The issuance of common shares by the Company was exempt from the registration requirements of the Securities Act of 1933 as amended, pursuant to Section 4(2) thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of October, 2007.

HARTVILLE GROUP, INC.

By:	/s/ Christopher R. Sachs

Christopher R. Sachs Chief Financial Officer and Secretary

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